   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.


                                                                 EXHIBIT 10.4.33



                          SALES AND MARKETING AGREEMENT





                                     BETWEEN



                              NEOPROBE CORPORATION
                                       AND
                        KOL BIO-MEDICAL INSTRUMENTS, INC.




                                JANUARY 26, 1999














Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.

                                TABLE OF CONTENTS

ARTICLE I.  DEFINITIONS...........................................................................................1

         1.01  Affiliate..........................................................................................1
         1.02  Effective Date.....................................................................................1
         1.03  FDA and Act........................................................................................1
         1.04  GMP................................................................................................1
         1.05  Gross Sales........................................................................................1
         1.06  Net Sales..........................................................................................2
         1.07  Person.............................................................................................2
         1.08  Product............................................................................................2
         1.09  Quarter............................................................................................2
         1.10  Schedules..........................................................................................2
         1.11  Subagent...........................................................................................2
         1.12  Territory..........................................................................................2
         1.13  Year...............................................................................................2

ARTICLE II.  APPOINTMENT..........................................................................................2

         2.01  Appointment........................................................................................2
         2.02  Right to Appoint Subagents.........................................................................2
         2.03  Responsibility for Subagents Performance...........................................................3
         2.04  Initial Purchase of Demonstration Units............................................................3
         2.05  Purchase of Additional Demonstration Units.........................................................3
         2.06  Demonstration Unit Turn Rate.......................................................................3
         2.07  Quota..............................................................................................3
         2.08  Failure to Meet Quota..............................................................................4
         2.09  Adjustment of Quota Due to Backorder...............................................................4
         2.10  Adjustment of Quota Due to Competition.............................................................4
         2.11  Addition of New Products...........................................................................4


ARTICLE III. KOL COMPENSATION.....................................................................................4

         3.01  Commission.........................................................................................4
         3.02  Milestone Payments.................................................................................4
         3.03  Demonstration Unit Sales...........................................................................4


ARTICLE IV. AUDIT OF BOOKS AND RECORDS............................................................................4

         4.01  Audit of Neoprobe's Records........................................................................4
         4.02  Discrepancy in Payments............................................................................5
         4.03  Penalty for Underpayment...........................................................................5
         4.04  Dispute Relating to Audit..........................................................................5

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

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   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.


ARTICLE V.  SALES AND MARKETING ACTIVITIES........................................................................5

         5.01  Kol  Sales Force Size..............................................................................5
         5.02  Kol Marketing Responsibilities.....................................................................5
         5.03  Final Authority Over Key Marketing Decisions.......................................................6
         5.04  List Price.........................................................................................6
         5.05  Cost of Advertising and Promotion..................................................................6
         5.06  Breast Model and  Check Source.....................................................................6
         5.07  Support of Sales and Marketing Personnel...........................................................6


ARTICLE VI.  TERM AND TERMINATION.................................................................................6

         6.01  Term of Agreement..................................................................................6
         6.02  Termination For Material Breach....................................................................6
         6.03  Termination for Insolvency.........................................................................7
         6.04  Termination for Failure to Meet Quota..............................................................7
         6.05  No Cause Termination by Neoprobe...................................................................7
         6.06  No Cause Termination by Kol........................................................................8
         6.07  Termination Fee....................................................................................8
         6.08  Non-competition After Termination..................................................................8
         6.09  Termination Does Not Affect Accrued Rights.........................................................8
         6.10  Obligations Surviving Termination..................................................................8
         6.11  Termination Upon Change of Control of Kol..........................................................8
         6.12  Termination Upon Change of Control of Neoprobe.....................................................8
         6.13  Buy-Back of Demonstration Units....................................................................9


ARTICLE VII. REGULATORY ACTIVITIES AND RESPONSIBILITY.............................................................9

         7.01  Regulatory Activities..............................................................................9
         7.02  Adverse Experiences and Product Complaints.........................................................9
         7.03  Promotional Materials..............................................................................9


ARTICLE VIII.  REPRESENTATIONS AND WARRANTIES.....................................................................9

         8.01  Best Efforts.......................................................................................9
         8.02  Promotion Within Product Labeling..................................................................9
         8.03  Competing Products.................................................................................9
         8.04  Product Manufactured Under GMP....................................................................10
         8.05  Product Warranty..................................................................................10
         8.06  General Warranty..................................................................................10


ARTICLE IX. INDEMNIFICATION AND INSURANCE........................................................................10

         9.01  Neoprobe Indemnity................................................................................10
         9.02  Kol Indemnity.....................................................................................10




Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.


         9.03  Neoprobe Insurance................................................................................11
         9.04  Kol Insurance.....................................................................................11

ARTICLE X.  CONFIDENTIALITY......................................................................................11

         10.01  Confidential Information.........................................................................11
         10.02  Period of Confidentiality........................................................................11
         10.03  Right to Use Confidential Information............................................................12

ARTICLE XI.  PUBLIC ANNOUNCEMENTS................................................................................12

         11.01  Public Announcement..............................................................................12

ARTICLE XII.  MISCELLANEOUS......................................................................................12


         12.01  Force Majeure....................................................................................12
         12.02  Taxes............................................................................................12
         12.03  Notices..........................................................................................12
         12.04  Agreement Subject to Applicable Law..............................................................13
         12.05  Governing Law....................................................................................13
         12.06  Other Instruments................................................................................13
         12.07  Legal Construction...............................................................................13
         12.08  Entire Agreement, Modification, Consents and Waivers.............................................13
         12.09  Section Headings; Construction...................................................................14
         12.10  Execution Counterparts...........................................................................14
         12.11  Consents and Approval............................................................................14
         12.12  Arbitration......................................................................................14


ARTICLE XIII. RELATIONSHIP OF THE PARTIES........................................................................14

         13.01 Relationship of the Parties.......................................................................14


ARTICLE XIV.  BINDING EFFECT, ASSIGNMENT.........................................................................15

         14.01  Binding Effect, Assignment.......................................................................15



Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.

                         SALES AND MARKETING AGREEMENT
--------------------------------------------------------------------------------

         THIS AGREEMENT is made as of this 1st day of February, 1999, by and between Neoprobe Corporation, a Delaware corporation with principal offices at 425 Metro Place North, Suite 300, Dublin, Ohio 43017-1367 (hereinafter referred to as "Neoprobe"), and Kol Bio-Medical Instruments, Inc., a Virginia Corporation, with offices located at 13901 Willard Road, Chantilly, Virginia 20151 (hereinafter referred to as "Kol").

         WHEREAS, Neoprobe has developed and commercialized certain hand-held, intraoperative gamma-radiation detection device products useful for intraoperative lymphatic mapping and for gamma-guided surgery;

         WHEREAS, Kol is a medical product sales and marketing organization and distributor with expertise in medical product sales, marketing and distribution in the United States;

         WHEREAS, Neoprobe desires to appoint Kol as Neoprobe's exclusive sales and marketing agent for marketing of its device products in the United States; and

         WHEREAS, Kol is willing to be the exclusive sales and marketing agent for Neoprobe's device products in the United States;

         NOW, THEREFORE, in consideration of these premises and the mutual covenants contained herein, the parties agree as follows:

                             ARTICLE I. DEFINITIONS

         1.01 Affiliate. The term "Affiliate" as used herein shall mean with respect to any specified Person, any other Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this definition, "control" including, with correlative meanings, the terms "controlled by" and "under common control with" means ownership directly or indirectly of more than forty percent (40%) of the equity capital having the right to vote for election of directors in the case of a corporation and more than forty percent (40%) of the beneficial interest in the case of a business entity other than a corporation.

         1.02 Effective Date. The "Effective Date" of this Agreement is the date first written herein above, provided that Kol meets its sales force training obligation set forth in Section 5.01 herein. In the event, Kol fails to have its minimum sales force trained by February 28, 1999, the parties will mutually agree to an adjusted Effective Date.

         1.03 FDA and Act. The term "FDA" and the term "Act" as used herein shall mean the United States Food and Drug Administration or any successor agency having the administrative authority to regulate the approval for testing or marketing of human pharmaceutical or biological therapeutic products in the United States; and the term "Act" as used herein refers to the Federal Food, Drug & Cosmetic Act (21 U.S.C. '301 et seq.) and the regulations promulgated thereunder.

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   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.

         1.04 GMP. As used herein the term "GMP" means the applicable current good manufacturing practices promulgated from time to time by the FDA in accordance with the Act, including those set forth in 21 CRF, Parts 808, 812, and 820.

         1.05 Gross Sales. As used herein "Gross Sales" shall mean the actual invoice price at which the Product is sold by Neoprobe to the customer in the Territory.

         1.06 Net Sales. As used herein the term "Net Sales" shall mean Gross Sales less the following: trade, cash and quantity discounts to the extent such discounts are not reflected in the actual invoice price, returns, shipping and handling, sales of demonstration units, and sales of Product by Neoprobe to its Affiliates or third parties which Product is not for resale in the Territory.

         1.07 Person. As used herein, the term "Person" shall mean any individual, corporation, partnership, business trust, business association, governmental entity, governmental authority or other legal entity.

         1.08 Product. As used herein the term "Product" or "Products" shall mean hand-held, intraoperative gamma-radiation detection instruments and accessories therefore listed in Schedule 1.08 attached hereto, as such Schedule
1.08 may be amended from time to time by mutual agreement of the Parties.

         1.09 Quarter. As used herein, the term "Quarter" shall mean four (4) equal three (3) month periods in a Year, each such period beginning on January 1, April 1, July 1, and October 1 of a Year; provided, however, that Q1 of Year 1 shall run from the Effective Date and end on March 31, 1999.

         1.10 Schedules. The Schedules to this Agreement are listed below and are an integral part of this Agreement and are incorporated herein:

                           =========================================================================

                           SCHEDULE #                               DESCRIPTION
                           -------------------------------------------------------------------------

                              1.08               List of Products
                           -------------------------------------------------------------------------

                              2.06               Example of Warranty Calculation
                           -------------------------------------------------------------------------

                              3.01               Commission Rate
                           -------------------------------------------------------------------------

                              3.02               Milestone Payments
                           -------------------------------------------------------------------------

                              6.07               Example of Termination Fee Calculation
                           =========================================================================

         1.11 Subagent. As used herein, the term "Subagent" shall mean one or more Persons designated by Kol, subject to the reasonable approval of Neoprobe, who shall have the right, pursuant to an agreement with Kol, to sell, market and promote Product in the Territory.


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.


         1.12 Territory. As used herein the term "Territory" shall mean the ***.

         1.13 Year. As used herein, the term "Year" shall refer to a calendar year and except for Year 1 of the Agreement which shall run from the Effective Date and end on December 31, 1999, shall mean the twelve (12) month period commencing on January 1 and ending on December 31.

                             ARTICLE II. APPOINTMENT

         2.01 Appointment. Neoprobe hereby appoints Kol, and Kol hereby accepts such appointment, as the exclusive agent for the promotion, marketing and sale of Product in the Territory. Except as the parties may otherwise agree in writing, Kol shall have the sole and exclusive right to promote, market and sell the Product and to solicit and accept orders from purchasers located in the Territory.

         2.02 Right to Appoint Subagents. Kol shall have the right to appoint Subagents to assist it in carrying out the sales and marketing activities delegated to it by Neoprobe pursuant to the appointment granted in Section 2.01 herein; provided, however, that Neoprobe shall have the right to approve the appointment of such Subagent, such approval not to be unreasonably withheld. Kol shall obtain the written agreement of any Subagent appointed by it pursuant to this Section 2.02, that such Subagent agrees to be bound by the terms of Sections 6.08, 7.02,8.01,8.02,8.03, 9.02, 9.04, and Articles X and XI; provided, however, that the provisions of Section 6.08 shall only apply to the "Territory" of the Subagent as that term is defined in the Subagents agreement with Kol.

         2.03 Responsibility for Subagents Performance. Kol shall be responsible for the performance of its Subagents hereunder and the actions of the Subagents shall be considered actions of Kol.

         2.04 Initial Purchase of Demonstration Units. Provided that an initial purchase order for *** units is placed by Kol no later than December 30, 1998, Neoprobe agrees to sell Kol *** NEO2000(TM) Systems for use as demonstration units as follows: *** Systems at *** each; and *** Systems at *** each. The purchase order for the *** units shall be placed by Kol within thirty (30) days after the Effective Date. Payment for such NEO2000(TM) Systems shall be made by Kol to Neoprobe in *** equal *** installments beginning on March 1, 1999.

         2.05 Purchase of Additional Demonstration Units. The cost of any NEO2000(TM) Systems demonstration units purchased in addition to the initial purchase described in Section 2.04 above shall be *** per NEO2000(TM) System. Kol may also purchase the Neoprobe 1500(R) System for use as a demonstration unit at a cost of *** per system. Payment terms for demonstration units purchased pursuant to this Section 2.05 shall be Net *** days.

         2.06 Demonstration Unit Turn Rate. Demonstration unit turn rate shall be at no more than *** units per sales representative per Year. Kol shall have the right to return demonstration device control units to Neoprobe for refurbishment. If Kol returns a demonstration unit to Neoprobe for refurbishment there will be a refurbishment charge of *** of


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.

the initial cost of the system. For example, the refurbishment cost for the NEO2000 control unit purchased pursuant to Section 2.05 will be *** and for the Neoprobe 1500 demonstration control unit ***. Unless otherwise agreed to by Neoprobe, Kol agrees that no refurbished NEO2000 demonstration units shall be sold in the Territory for less than ***. Kol further agrees that neither it nor its Subagents will sell any demonstration unit outside the Territory unless agreed to by Neoprobe. Neoprobe agrees to provide a *** warranty on all refurbished demo unit control units which shall be in addition to any original warranty remaining on the demonstration unit; provided, however, that in no event shall the total of the *** warranty plus the period remaining on the original warranty exceed the duration of the original warranty. Schedule 2.06 provides two examples of the calculation of the warranty period for a refurbished demo unit.

         2.07 Quota. In order to maintain this Agreement in force and effect, Net Sales of Product must reach at least *** of the following annual Net Sales target:

                      ==============================================

                      YEAR         NET SALES IN
                                   ***
                      ----------------------------------------------

                        1                ***
                      ----------------------------------------------

                        2                ***
                      ----------------------------------------------

                        3                ***
                      ----------------------------------------------

                        4                ***
                      ==============================================

The annual Net Sales quota is expected to be achieved proportionally over each Quarter of a Year; Net Sales in a Quarter of a Year shall not be less than *** of the total quota for the Year. Distribution of Product sales over each Quarter of a Year shall be agreed to by the parties at least sixty (60) days prior to the end of the current Year for the subsequent Year; provided however that Product Sales for each Quarter of Year 1 of the Agreement shall be agreed to by the parties within thirty (30) days after the Effective Date.

         2.08 Failure to Meet Quota. Beginning on July 1, 1999, if Kol fails to achieve the pro rata share of the annual quota specified by Section 2.07 ***, Neoprobe shall have the right to terminate this Agreement pursuant to the terms of Section 6.04 herein.

         2.09 Adjustment of Quota Due to Backorder. In the event that any of the Products go on backorder for a period of sixty (60) days or more, Neoprobe agrees to hold good faith discussions with Kol regarding the impact of such backorder on the ability of Kol to make the quota described in Section 2.07 and to reasonably adjust such quota to reflect the backorder. At the end of a Year any purchase orders for Product on backorder received by Neoprobe shall be counted toward the quota specified by Section 2.07.

         2.10 Adjustment of Quota Due to Competition. If the average selling price of the Product is significantly depressed because of competition in the industry, Neoprobe agrees to hold good faith discussions with Kol on the impact of average selling price erosion on Kol's ability to meet the quota specified by
Section 2.07 and to reasonably adjust the quota to reflect the prevailing market conditions.

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.

         2.11 Addition of New Products. Any new gamma radiation devices or accessories for such devices or any improvements thereto developed or acquired by Neoprobe during the term of this Agreement (hereinafter "New Products") shall be offered to Kol for addition to Schedule 1.08. In the event the parties agree to add such New Product to Schedule 1.08 it shall become a Product covered by this Agreement except that the parties shall negotiate in good faith the specific business terms, for example, cost of demonstration units, commission rate, and the like applicable to such Product taking into account the nature of the product and the impact of comparable products in the market.

                          ARTICLE III. KOL COMPENSATION

         3.01 Commission. Neoprobe shall pay Kol a commission on Net Sales of Product as set forth in Schedule 3.01 attached hereto. Payment of the commission shall be made within *** days of the end of each *** during the term of this Agreement; provided however, that from the Effective Date until Q3 1999, Neoprobe shall have *** business days to make the applicable commission payment.

         3.02 Milestone Payments. In addition to the commission payments described in Section 3.01, Neoprobe shall pay Kol milestone payments based on achievement of a specified level of Net sales as set forth in Schedule 3.02 attached hereto. Payment of the milestones shall be made by Neoprobe to Kol within *** days after such milestone is reached.

         3.03 Demonstration Unit Sales. Sales of demonstration units purchased by Kol pursuant to Section 2.04 and Section 2.05 shall be counted in the Net Sales number for purposes of determining any milestone payment due Kol pursuant to Section 3.02.

                     ARTICLE IV. AUDIT OF BOOKS AND RECORDS

         4.01 Audit of Neoprobe's Records Neoprobe shall keep, in accordance with generally accepted accounting practices, full, true and accurate records containing sufficient detail as may be necessary for Kol to properly ascertain and verify that any sales commission paid to it by Neoprobe pursuant to Section 3.01, or milestone payment made pursuant to Section 3.02 and/or Termination fee paid to it pursuant Section 6.07 are true and correct. Upon Kol's request, Neoprobe shall permit an independent certified accountant selected by Kol (except one to whom Neoprobe has some reasonable objection) to inspect, once each Year during ordinary business hours, such books and records of Neoprobe covering a period not more than the prior four (4) Quarters as may be necessary to verify the correctness of the payments described herein.

         4.02 Discrepancy in Payments. Unless otherwise agreed to by the parties, if as a result of the audit performed pursuant to Section 4.01, the independent auditor determines Neoprobe has underpaid any payment due Kol, Neoprobe shall, no later than five (5) business days after receiving notice of such underpayment, remit to Kol the amount of the underpayment. Unless otherwise agreed to by the parties, if such audit reveals an overpayment to Kol, such overpayment shall be refunded to Neoprobe within five (5) business days after Kol becomes aware of such overpayment.

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.


         4.03 Penalty for Underpayment. If as a result of an audit performed pursuant to Section 4.01, it is determined that Neoprobe has underpaid any payment due Kol by more than ***, in addition to remitting the amount of the underpayment as described in Section 4.02, Neoprobe shall pay Kol interest on such amount at the rate per annum of *** (interest changing as and when the *** changes); such interest being payable on demand together with all costs incurred by Kol to collect the amounts due hereunder, including, but not limited to, reasonable attorneys fees and disbursements. As used herein, the term "prime" refers to the prime rate of interest per annum announced, from time to time, by major money center banks in the United States and as published daily in The Wall Street Journal; provided, however, that if The Wall Street Journal should ever cease, for any reason, to publish such rate on a daily basis, then the Prime Rate shall be at the rate of interest designated and in effect from time to time, by Citibank, N.A., in New York, New York as its Prime Rate.

         4.04 Dispute Relating to Audit. In the event an audit conducted pursuant to Section 4.01 finds an underpayment by Neoprobe and if Neoprobe disagrees with the results of such audit and further in the event the parties can not resolve such disagreement, the parties shall mutually chose an independent accountant acceptable to both to conduct a second audit. The parties agree to be bound by the results of the second independent audit. The cost of an audit conducted pursuant to this Section 4.04 shall be borne by Kol if the independent accountant finds no underpayment and by Neoprobe if an underpayment is found.

                    ARTICLE V. SALES AND MARKETING ACTIVITIES

         5.01 Kol Sales Force Size. Kol shall maintain an active sales force group, including Subagents at a level of *** sales representatives for each Year of the Agreement; such group not to include Neoprobe's clinical specialists. Kol agrees to have its minimum sales force trained and active by March 1, 1999.

         5.02 Kol Marketing Responsibilities. Kol shall be responsible for providing a full array of Product sales and marketing support, including but not limited to the following sales and marketing activities:

                  a) direct selling efforts to customers, including surgeons, other physicians, nurses and hospital administrators;

                  b) participation in relevant professional trade shows,
                     symposia and seminars;

                  c) training (including surgical observations) and in-servicing of customers; and

                  d) local and regional training of customers.

Beginning in the 3rd Quarter of Year 1, within fifteen (15) days of the end of each Quarter of a Year, Kol agrees to provide Neoprobe with a written sales and marketing report summarizing Kol's marketing activities over the previous Quarter. Kol agrees to provide verbal marketing reports on at least a monthly basis during each month of the term of this Agreement.

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.


         5.03 Final Authority Over Key Marketing Decisions. Subject to the terms of this Agreement, Neoprobe shall have final decision making authority over all key decisions relative to sales and marketing of the Product such as pricing, promotional strategy and the like; provided however, that Neoprobe shall consult with Kol on such key decisions prior to making a final decision and shall reasonably consider Kol's input and advice.

         5.04 List Price. Neoprobe shall provide Kol with a copy of the current List Price and "Floor Price" for all Products listed in Schedule 1.08 on or before the Effective Date of this Agreement and shall promptly notify Kol of any changes made to the "List Price" and "Floor Price" for a Product. As used herein, the term "List Price" means the usual and published price at which Neoprobe sells a particular Product to the market. As used in this Section 5.04, the term "Floor Price" shall mean the lowest price Kol can offer a customer below the List Price. Kol shall have the discretion to quote Product to customers in the range of list price to "Floor Price". Kol agrees to obtain Neoprobe's prior consent before it quotes a Product price to a customer below the Floor Price.

         5.05 Cost of Advertising and Promotion. *** shall be responsible for advertising and promotion costs for the Product. Neoprobe shall provide Kol *** with presentation promotional material and video promotional material to be used to promote the Product.

         5.06 Breast Model and Check Source. Kol shall pay Neoprobe *** for breast models and for check sources.

         5.07 Support of Sales and Marketing Personnel. *** is responsible for all costs incurred in supporting its respective sales and marketing personnel in connection with activities related to the sales, marketing and promotion of Product; such as for example, travel, bonus program, car, and the like.

                        ARTICLE VI. TERM AND TERMINATION

         6.01 Term of Agreement. This Agreement shall be effective as of the date first written hereinabove and shall remain in effect until terminated pursuant to any of the provisions of this Article VI.

         6.02 Termination For Material Breach. Subject to the provisions of
Section 6.04 herein, either party may terminate this Agreement for a material breach or default if such material breach or default is not cured within thirty
(30) days after the giving of written notice by the party specifying such breach or default.

                  (a) The following specific acts are deemed to be a material breach of this Agreement on the part of Kol within the meaning of this Section 6.02:

                           i) breach of the warranty to promote the Product
                  within the label pursuant to Section 8.02;

                           ii) breach of the warranty not to promote a competing
                  product as set forth in Section 8.03; and


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.


                           iii) failure to maintain the minimum sales force size
                  specified by Section 5.01.

                  (b) The following specific acts are deemed to be a material breach of the Agreement on the part of Neoprobe within the meaning of this Section 6.02:

                           i) failure to pay the commission pursuant to Section
                  3.01;

                           ii) failure to make the milestone payment specified
                  by Section 3.02; or

                           iii) breach of any warranties or representations
                  regarding the Product made by Neoprobe under this Agreement.

                  (c) In the event Kol terminates this Agreement pursuant to
                      Section 6.02(b), Neoprobe shall pay Kol a "Termination Fee" as defined in Section 6.07 herein. No Termination Fee shall be due to Kol in the event of termination of this Agreement by Neoprobe pursuant to Section 6.02(a).

         6.03 Termination for Insolvency. In the event that either party shall become insolvent or shall suspend its business, or shall file a voluntary petition or any answer admitting the jurisdiction of the court and the material allegations of, or shall consent to, an involuntary petition pursuant to or purporting to be pursuant to any reorganization or insolvency law of any jurisdiction, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of a receiver or trustee of all or a substantial part of its property (such party, upon the occurrence of any such event, a "Bankrupt Party"), then to the extent permitted by the law the other party hereto may thereafter immediately terminate this Agreement by giving notice of termination to the Bankrupt Party. In the event this Agreement is terminated by either party pursuant to this Section 6.03, Neoprobe shall pay Kol a "Termination Fee" as defined in Section 6.07 herein.

         6.04 Termination for Failure to Meet Quota. Beginning July 1, 1999, if Kol fails to achieve at least *** of the pro rata share of the annual quota specified by Section 2.07 for ***, Neoprobe shall have the right to terminate this Agreement upon *** notice to Kol. Kol shall have the *** notice period plus an additional *** cure period to achieve its minimum Net Sales target for the then current Quarter of the current Year. If Kol achieves its pro rata minimum Net Sales target, the Marketing Agreement shall remain in full force and effect. Unless otherwise agreed to by Neoprobe, if Kol fails to achieve the minimum target, this Agreement shall terminate upon *** notice to Kol. No Termination Fee shall be due to Kol in the event of termination of this Agreement by Neoprobe pursuant to this Section 6.04.

         6.05 No Cause Termination by Neoprobe. Neoprobe shall have the right to terminate this Agreement without cause upon *** prior notice to Kol. During the *** notice period, Kol shall use reasonable commercial efforts to assist in the transition of the Product marketing back to Neoprobe or to Neoprobe's designee and to introduce the new marketing/sales force to the


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.


customer base for the Product in the Territory. At the end of such *** period the Agreement will automatically terminate (the "Effective Date of Termination") and Neoprobe shall pay Kol a "Termination Fee" as defined in Section 6.07 herein.

         6.06 No Cause Termination by Kol. Kol shall have the right to terminate this Agreement without cause upon *** prior notice to Neoprobe. During the last *** of the notice period, Kol shall use reasonable commercial efforts to assist in the transition of the Product marketing back to Neoprobe or to Neoprobe's designee and to introduce the new marketing/sales force to the customer base for the Product in the Territory. During the last *** of the notice period, the provisions of Section 2.07 relating to quota shall not apply. At the end of the notice period the Agreement shall automatically terminate (the "Effective Date of Termination").

         6.07 Termination Fee. As used in this Article VI, the term "Termination Fee" shall mean an amount equal to "Multiplier" times the "Termination Amount." As used herein, the term "Multiplier" means a number equal to ***. The "Termination Amount" shall be equal to *** of Neoprobe's average monthly Net Sales for the *** period preceding the Effective Date of Termination. Schedule
6.07 attached hereto sets forth an example of the calculation described in this
Section 6.07. The Termination Fee shall be paid to Kol in *** equal installments paid at *** intervals. The first such payment to be made within *** days after the Effective Date of Termination. Interest on the unpaid balance of the Termination Fee shall accrue at a rate of *** per annum and shall be paid currently with each installment.

         6.08 Non-competition After Termination. Provided that Kol is receiving the Termination Fee as specified by Section 6.07, Kol agrees that it will not distribute, market promote or sell a product competitive with the Products covered by this Agreement for a period of twelve (12) months following the Effective date of Termination.

         6.09 Termination Does Not Affect Accrued Rights. Termination or expiration of this Agreement, pursuant to any of the provisions of this Article VI, shall not affect any rights or obligations which may have accrued to either party prior to the effective date of such termination or expiration.

         6.10 Obligations Surviving Termination. The obligations of confidentiality as provided in Article X and of indemnification as provided in
Article IX shall survive the expiration or termination of this Agreement.

         6.11 Termination Upon Change of Control of Kol. Neoprobe may terminate this Agreement following a "Change of Control" with respect to Kol if (a) immediately following such Change of Control there is a material adverse change in the capability of Kol to fulfill its obligations under this Agreement from that which existed immediately prior to the Change of Control, or (b) the Person acquiring Kol is a competitor of Neoprobe. As used in this Section 6.11 the term "Change of Control" with respect to Kol shall mean and shall be deemed to have occurred if: (i) the present ownership of Kol either directly or indirectly through one or more Affiliates shall not at any time "control" (as defined in Section 1.01) or have the power to control the actions, management or policies of KOL, or (ii) all or substantially all of the assets of Kol



Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.


shall be sold, transferred or otherwise conveyed in any transaction or series of related transactions (which shall include, without limitation, a merger or consolidation in which Kol is not the surviving entity) to any Person who is not controlled by Kol or an Affiliate. The term "competitor", as used in this
Section 6.11, means any Person whose product lines could reasonably be expected to diminish the sales of the Product.

         6.12 Termination Upon Change of Control of Neoprobe. Kol may terminate this Agreement following a "Change of Control" with respect to Neoprobe if (a) immediately following such Change of Control there is a material adverse change in the capability of Neoprobe to fulfill its obligations under this Agreement from that which existed immediately prior to the Change of Control, or (b) this Agreement is not assigned or assumed by the Person acquiring Neoprobe. As used in this Section 6.11 the term "Change of Control" with respect to Neoprobe shall mean and shall be deemed to have occurred if: (i) the present ownership of Neoprobe either directly or indirectly through one or more Affiliates shall not at any time "control" (as defined in Section 1.01) or have the power to control the actions, management or policies of Neoprobe, or (ii) all or substantially all of the assets of Neoprobe shall be sold, transferred or otherwise conveyed in any transaction or series of related transactions (which shall include, without limitation, a merger or consolidation in which Neoprobe is not the surviving entity) to any Person who is not controlled by Neoprobe or an Affiliate. In the event of a termination pursuant to this Section 6.12, Neoprobe shall pay Kol a "Termination Fee" as defined in Section 6.07 herein.

         6.13 Buy-Back of Demonstration Units. In the event this Agreement is terminated by Neoprobe pursuant to Section 6.04 or Section 6.05 or by Kol pursuant to Section 6.12 and if requested by Kol, Neoprobe shall be obligated to promptly repurchase any demonstration unit sold to Kol during the *** period preceding the date of termination; provided, however, that Neoprobe shall only be obligated to repurchase a demonstration unit that is in reasonable condition and that has not been subjected to excessive wear and tear. The repurchase price shall be the invoice price of the unit less ***.

              ARTICLE VII. REGULATORY ACTIVITIES AND RESPONSIBILITY

         7.01 Regulatory Activities. Neoprobe shall have sole responsibility for all communications to the FDA relating to the Product.

         7.02 Adverse Experiences and Product Complaints. Each party shall notify the other within three (3) business days of any serious and life-threatening adverse experiences related to the Product of which it becomes aware; Kol shall notify Neoprobe within ten (10) business days of any other adverse experiences related to the Product of which it becomes aware. Neoprobe shall provide Kol with a copy of the quarterly adverse experience report for the Product which Neoprobe is required by the Act to submit to the FDA. Kol shall notify Neoprobe of any Product complaint which it receives within thirty (30) days of receipt of such complaint. Neoprobe shall notify Kol of any serious complaints relating to the Product within thirty (30) days of becoming aware of such complaint.

         7.03 Promotional Materials. All materials used by Kol to promote the Product shall be approved by Neoprobe prior to use by Kol.


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.


                  ARTICLE VIII. REPRESENTATIONS AND WARRANTIES

         8.01 Best Efforts. Kol represents and warrants that it shall use its best efforts to promote, market and sell Product in the Territory in accordance with the provisions set forth in this Agreement.

         8.02 Promotion Within Product Labeling. Kol represents and warrants that all of its advertising and promotional activities relating to the Product shall be consistent with the Neoprobe provided or approved labeling, as such labeling may be amended from time to time.

         8.03 Competing Products. Unless otherwise agreed to by Neoprobe, during the term of this Agreement, Kol represents and warrants that it will not distribute, market, promote or sell any product that is directly competitive with the Products marketed by Kol pursuant to this Agreement.

         8.04 Product Manufactured Under GMP. Neoprobe represents and warrants that all Product covered by the terms of this Agreement shall be manufactured in accordance with the approved specifications for each such Product and cGMPs.

         8.05 Product Warranty. Neoprobe represents and warrants that all Product sold pursuant to this Agreement shall be free from defects in materials and workmanship and shall be of merchantable quality and shall be produced in compliance with all applicable federal, state or local laws and regulations.

         8.06 General Warranty. Each party hereby represents and warrants that:

                  a) it has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated herein;

                  b) this Agreement and the provisions hereof constitute the valid and legally binding obligations of each party and do not require the consent, approval or authorization of any Person, public or governmental authority or other entity;

                  c) the execution and delivery of this Agreement by each party, and the performance of a party's obligations hereunder, are not in violation or breach of, and will not conflict with or constitute a default under the Articles of Incorporation or Bylaws of either party, or any material agreement, contract, commitment or obligation to which either Neoprobe or Kol is a Party or by which either of it is bound; and

                  d) will not conflict with or violate any applicable law, rule, regulation, judgment, order or decree of any governmental agency or court having jurisdiction over either Party or its assets properties.

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.

                    ARTICLE IX. INDEMNIFICATION AND INSURANCE

         9.01 Neoprobe Indemnity. Neoprobe agrees to indemnify, protect, and defend Kol, its Affiliates and Subagents (collectively referred to as "Kol" in this Section 9.01) and hold Kol harmless from and against any claims, damages, liability, harm, loss, costs, penalties, lawsuits, threats of lawsuit, recalls or other governmental action, including reasonable attorneys' fees, which (i) arise as the result of Neoprobe's breach of this Agreement or of any warranty or representation made to Kol under this Agreement; or, (ii) which result from any claim made against Kol in connection with Neoprobe's sale of defective Product; or (iii) which result from the negligent acts or willful malfeasance on the part of Neoprobe or Neoprobe's employees or agents in connection with Neoprobe's registration or other activities or actions in connection with the Product; (iv) which result from Kol's use of promotional materials, provided by Neoprobe, so long as Kol's use is in accordance with the Agreement; or, (v) arise out of any tort claim, worker's compensation claims or other employment related claims of any agents or employees of Neoprobe; or (vi) which result from any claim of patent or trademark infringement made against Kol by a third party which arises as a consequence of Kol's promotion of the Product. Kol shall, upon the filing of any such legal claim or lawsuit against it, promptly notify Neoprobe, in writing, of any such claim and Neoprobe shall, at its expense, with attorneys reasonably acceptable to Kol, handle, defend and control such claim or lawsuit.

          9.02 Kol Indemnity. Kol agrees to indemnify, protect, and defend Neoprobe and hold Neoprobe harmless from and against any claims, damages, liabilities, harm, loss, costs, penalties, lawsuits, threats of lawsuit, recalls or other governmental action, including reasonable attorneys' fees, which (i) arise out of Kol's breach of this Agreement or of any warranty or representation made to Neoprobe under this Agreement; or, (ii) result from the negligent acts or willful malfeasance on the part of Kol or Kol's employees or agents, in promoting the Product in a manner inconsistent with the Product's labeling; or,
(iii) arise out of any tort claim, worker's compensation claims or other employment related claims of any agents or employees of Kol. Neoprobe shall, upon the filing of any such legal claim or lawsuit against Neoprobe, shall promptly notify Kol, in writing of any such claim and Kol shall, at its expense, with attorneys reasonably acceptable to Neoprobe, handle, defend, and control such claim or lawsuit.

         9.03 Neoprobe Insurance. Neoprobe shall obtain and/or keep in force during the term of this Agreement, including any renewals thereof, policies of insurance covering the Product and general comprehensive liability covering the sale and distribution of the Product, in the Territory in an amount of at least *** with no more than *** deductible per claim for all products liability claims involving the Products. Such insurance shall provide that it shall not be canceled by the insurer without thirty (30) days' prior written notice thereof to KOL. If requested by Kol, Neoprobe will supply Kol with a certificate of insurance evidencing that such insurance is in force.

         9.04 Kol Insurance. Kol shall obtain and/or keep in force during the term of this Agreement, including any renewals thereof, general comprehensive liability insurance. Such insurance shall provide that it shall not be canceled by the insurer without thirty (30) days' prior written notice thereof to Neoprobe. If requested by Neoprobe, Kol shall supply Neoprobe with a certificate of insurance evidencing that such insurance is in force.

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.


                           ARTICLE X. CONFIDENTIALITY

         10.01 Confidential Information. Except for the proper exercise of any rights granted or reserved under other provisions of this Agreement, each party agrees that it will take such precautions as it normally takes with its own confidential or proprietary information to keep confidential and not to publish or otherwise disclose to a third party except as permitted or anticipated herein, any information of a confidential or proprietary nature furnished by the other party to it in connection with this Agreement, including, without limitation, technology, marketing strategy, specifications, product information, sales force information, sales data, marketing plans, trade secrets, call lists, business information, and adverse reaction reports (together called "Confidential Information") without the prior written consent of the other party, except to the extent that such Confidential Information is required to be disclosed for the purpose of complying with law or government regulations.

         10.02 Period of Confidentiality. The obligation of confidentiality hereunder shall remain in effect for two (2) years from the expiration or termination of this Agreement; provided, however, that nothing in this Article X shall prevent disclosure or use by the receiving party of any part of the Confidential Information of the other party which:

                  a) was known or used by the receiving party prior to
                     disclosure, as evidenced by its written records made prior to the time of disclosure hereunder;

                  b) either before or after the time of disclosure becomes known to the public other than by an unauthorized act or omission of the receiving party;

                  c) is lawfully disclosed to the receiving party by a third party having the right to disclose said Confidential Information; or

                  d) is developed by the receiving party independently from the
                     Confidential Information provided by the other party hereto as evidenced by the receiving party's written records.

         10.03 Right to Use Confidential Information. Notwithstanding the restrictions set forth in this Article X, each party shall be entitled at all times to use all Confidential Information provided by the other party in order to perform its obligations or exercise its rights under this Agreement.

                        ARTICLE XI. PUBLIC ANNOUNCEMENTS

         11.01 Public Announcement. No press releases or other public announcements concerning Kol's appointment hereunder or concerning this Agreement shall be made without the prior mutual consent of the parties.

         11.02 Specific Terms Not To Be Disclosed. Neither Neoprobe nor Kol shall publicly disclose the specific terms of this Agreement other than what may be required by the Securities Exchange Commission (SEC). Except as required by SEC filings, the transactions


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.

contemplated hereby or performance hereunder shall not be disclosed without first obtaining the written consent of the other party unless there has been a prior public disclosure of the information being disclosed by the other party or with the other party's consent.

                           ARTICLE XII. MISCELLANEOUS

         12.01 Force Majeure. Except as specifically set forth herein, neither Neoprobe nor Kol shall be in default under this Agreement nor liable for any failure to perform or for delay in performance resulting from any cause beyond its reasonable control or due to compliance with any regulations, orders, or act of any federal, provincial, state or municipal government, or any department or agency thereof, civil or military authority; acts of God, acts or omissions of the other party, fires, floods or weather; strikes or lockouts; factory shutdowns, embargoes, wares, hostilities or riots; delays or shortages in transportation; or inability to obtain labor, manufacturing facilities or material.

         12.02 Taxes. Each of the parties shall bear all taxes imposed on it as a result of its performance or receipt of funds under this Agreement including, but not restricted to, any sales tax, any tax on or measured by any royalty or other payment required to be made by it hereunder, any registration tax, any tax imposed with respect to the granting of or transfer of licenses or other rights hereunder or the payment or receipt of royalties hereunder. The parties shall cooperate fully with each other in obtaining and filing all requisite certificates and documents with the appropriate authorities and shall take such further action as may reasonably be necessary to avoid the deduction of any withholding or similar taxes from any remittance of funds by Kol to Neoprobe hereunder.

         12.03 Notices. All notices, proposals, submissions, offers, approvals, agreements, elections, consents, acceptances, waivers, reports, plans, requests, instructions and other communications required or permitted to be made or given hereunder (all of the foregoing hereinafter collectively referred to as "Communications") shall be in writing, in the English language, and shall be deemed to have been duly made or given when (i) delivered personally with receipt acknowledged, (ii) mailed in any general or branch United States Post Office, enclosed in a registered or certified postage-paid envelope, return receipt requested, or (iii) sent by facsimile, telex or cablegram (which shall promptly be confirmed by a writing sent by registered or certified mail, return receipt requested), or (iv) sent by recognized overnight courier for next day delivery, in each case addressed or sent to the parties at the following addresses and facsimile numbers or to such other or additional address or facsimile number as any party shall hereafter specify by Communication to the other parties:

   TO KOL:                  Kol Bio-Medical Instruments, Inc.
                            13901 Willard Road,
                            Chantilly, Virginia 20151
                            Attention: CEO/Chairman
                            Fax #: 703/3784-4936

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.

   TO NEOPROBE:             President/CEO
                            Neoprobe Corporation
                            425 Metro Pl. N., Suite 300
                            Dublin, Ohio  43017
                            Fax #: 614/795-7520

Notice of change of address shall be deemed given when actually received; all other communications shall be deemed to have been given, received and dated on the earlier of: (i) when actually received or on the date when delivered personally; or, (ii) one day after being sent by facsimile, cable, telex (each promptly confirmed by a writing as aforesaid) or overnight courier and four (4) business days after mailing.

         12.04 Agreement Subject to Applicable Law. Neoprobe agrees that its rights under this Agreement shall be subject to any limitations or restrictions imposed on Kol by the laws or regulations of the U.S. or any respective agency thereof, and Neoprobe agrees to take no action which would cause Kol to be in violation of any such laws or regulations.

         12.05 Governing Law. The provisions of this Agreement shall be construed in accordance with the laws of the State of Ohio.

         12.06 Other Instruments. The parties hereto covenant and agree that they will execute such other and further instruments and documents as are or may become reasonably necessary or convenient to effectuate and carry out the provisions of this Agreement or may be reasonably requested by the other party.

         12.07 Legal Construction. In case any one or more of the provisions contained in this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute for such invalid and unenforceable provision in light of the tenor of this Agreement, and, upon so agreeing, shall incorporate such substitute provision in this Agreement.

         12.08 Entire Agreement, Modification, Consents and Waivers. This Agreement supersedes all prior agreements, written or oral, between the parties whether with respect to the subject matter herein, and contains the entire agreement of the parties with respect to the subject matter hereof and, except as provided herein, no interpretation, change, termination or waiver of or extension of time for performance under any provision of this Agreement shall be binding upon any party unless in writing and signed by the party intended to be bound thereby. Receipt by any party of money or other consideration due under this Agreement, with or without knowledge of breach, shall not constitute a waiver of such breach or any provision of this Agreement. Except as otherwise provided in this Agreement, no waiver of or other failure to exercise any right under, or default or extension of time for performance under, any provision of this Agreement shall affect the right of any party to exercise any subsequent right under or otherwise enforce said provision or any other provision hereof or to exercise any right or remedy in the event of any other default, whether or not similar.

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.


         12.09 Section Headings; Construction. The section headings and titles contained herein are each for reference only and shall not be deemed to affect the meaning or interpretation of this Agreement. The words "hereby', "herein", "hereinabove", "hereinafter", "hereof" and "hereunder, when used anywhere in this Agreement, refer to this Agreement as a whole and not merely to a subdivision in which such words appear, unless the context otherwise requires. The singular shall include the plural, the conjunctive shall include the disjunctive and the masculine gender shall include the feminine and neuter, and vice versa, unless the context otherwise requires.

         12.10 Execution Counterparts. This Agreement may be executed in any number of counterparts and each duplicate counterpart shall constitute an original, any one of which may be introduced in evidence or used for any other purpose without the production of its duplicate counterpart. Moreover, notwithstanding that any of the parties did not execute the same counterpart, each counterpart shall be deemed for all purposes to be an original, and all such counterparts shall constitute one and the same instrument, binding on all of the parties hereto.

         12.11 Consents and Approval. Unless otherwise expressly provided herein, whenever in this Agreement a consent or approval is to be given by any party hereto, such consent or approval may be given or withheld, as the case may be, in the sole and absolute discretion of such party.

         12.12 Arbitration. In the event of a dispute between Neoprobe and Kol relating to a party's performance under this Agreement or a disagreement as to the meaning of any of the terms of this Agreement, the parties agree to hold good faith discussions to resolve such dispute. If the parties can not resolve such dispute within sixty (60) days after beginning good faith negotiations, the parties agree to submit the dispute to arbitration for final resolution. The arbitration shall be conducted by three (3) arbitrators in accordance with the commercial rules of the American Arbitration Association, which shall administer the arbitration and act as appointing authority. The arbitration, including the rendering of the award, shall take place in Philadelphia, Pennsylvania and such location shall be the exclusive forum for resolving such dispute, controversy or claim. The decision of the majority of the arbitrators shall be binding upon the parties hereto, and the expense of the arbitration shall be paid as the arbitrators determine. The decision of the arbitrators shall be executory, and judgment thereon may be entered by any court of competent jurisdiction. The arbitrators shall award attorneys' fees to the prevailing party.

                    ARTICLE XIII. RELATIONSHIP OF THE PARTIES

         13.01 Relationship of the Parties. Nothing contained in this Agreement shall be deemed to create a partnership or joint venture between the parties, and each of the parties shall in all matters connected herewith be independent contractors. Neither of the parties hereto shall hold itself out as the agent of the other, nor shall either of the parties incur any indebtedness or obligation in the name of, or which shall be binding on the other, without the prior written consent of the other. No employees, agents, or sales representatives of either party shall be deemed employees, agents or sales representatives of the other party.

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.


                     ARTICLE XIV. BINDING EFFECT, ASSIGNMENT

         14.01 Binding Effect, Assignment. This Agreement shall inure to the benefit and be binding upon each of the parties hereto and their respective successors and assigns. Neither this Agreement, nor any of the rights and obligations under this Agreement, may be assigned, transferred or otherwise disposed of by either party without the prior consent of the other party, unless, such assignment, transfer or disposition is to a successor to all the business and assets of the transferor; provided that, such successor shall in any event agree in writing with the other party to assume all obligations of the transferor under this Agreement in a manner satisfactory to the other party. Subject to the foregoing limitations, the Agreement shall be binding upon and to the benefit of the respective successors and assigns of the parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officer thereunto duly authorized as of the date first hereinabove written.


KOL BIO-MEDICAL INSTRUMENTS, INC.              NEOPROBE CORPORATION

By:   /s/ Roger S. Kolasinski                  By:    /s/ David C. Bupp
-----------------------------------------      -------------------------------------


Name: Roger S. Kolasinski                      Name: David C. Bupp

Title: Chief Executive Officer/Chairman        President & Chief Executive Officer

Date:                                          Date:
      -----------------------------------      ------------------------------------

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.

                                  SCHEDULE 1.08

                                List of Products
                                ----------------
CONTROL UNITS                                                          Model No.
-------------                                                          ---------

        o  Neoprobe 1500 Control Unit and Accessories
                    Neoprobe 1500 Control Unit                              1500
                    Reusable Detector Probe Cable                           1003
                    North American Battery Charger                          1504
                    Background Shield                                       1007
                    Carrying Case                                           1514
                    Model 1500 Operation Manual                             1508
                    Accessories Case                                        2010
                    Neoprobe 1500 Instructional Video                       1502

        o  neo2000 Control Unit and Accessories
                    Neo2000 Control Unit                                    2000
                    Reusable Detector Probe Cable                           1003
                    Adaptor cable (Hirose to LEMO)                          2007
                    Neo2000 Operation Manual                                2008
                    AC power cord                                           2009
                    Accessories Case                                        2010
                    Neo2000 Instructional video (not currently available)   2020

PROBES
------

14 mm Reusable Detector Probe (incl. Collimator)                            1017
14 mm Detector Probe Collimator                                             1013
19 mm Reusable Detector Probe (incl. Collimator & shield)                   1002
19 mm Detector Probe Collimator                                             1015
19 mm Detector Probe Shield                                                 1016

ACCESSORIES
-----------

Reusable Detector Probe Cable                                               1003
North American Battery Charger Transformer                                  1504
Model 1500 Operation Video                                                  1502
Background Shield                                                           1007
Model 1500 Operation Manual                                                 1508
Carrying Case for Neoprobe 1500                                             1514
Adaptor Cable (Hirose to LEMO)                                              2007
neo2000 Operations Manual                                                   2008
AC power cord                                                               2009
Accessories Case                                                            2010

SYSTEM PACKAGES
---------------

Neoprobe 1500 with one 14 mm probe & accessories                            1573
Neoprobe 1500 with two 14 mm probes & accessories                           1574
Neoprobe 1500 with one each 14 & 19 mm probes & accessories                 1575
Neoprobe 1500 with one 19 mm probe & accessories                            1576
neo2000 with one 14 mm probe & accessories                                  2073
neo2000 with two 14 mm probes & accessories                                 2074


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.


                                 SCHEDULE 2.06



               EXAMPLE OF DEMONSTRATION UNIT WARRANTY CALCULATION



                         EXAMPLE 1                                                     EXAMPLE 2

10.  Demonstration unit has an original warranty period of     20.  Demonstration unit has an original warranty period of
     ***.                                                           ***.

30.  Demo unit has *** remaining on original warranty period.  40.   Demo unit has *** remaining on original warranty
                                                                    period.

50.  The demo unit is refurbished and receives a ***           60.  The demo unit is refurbished and receives a ***
     warranty (***).                                                warranty (***).

70.  The total warranty for the refurbished demo unit = ***    80.  The total warranty for the refurbished demo unit = ***
     (Item 2) plus *** (Item 3) for a total warranty of             (Item 2) plus *** (Item 3) for a total warranty of
     ***.                                                           ***; EXCEPT that the warranty period on a refurbished
                                                                    demo unit may not exceed the original warranty period
                                                                    of ***; accordingly, warranty for refurbished unit
                                                                    equals ***.


Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.


                                  SCHEDULE 3.01

                                 COMMISSION RATE

-------------------------------------------------------------------
     YEAR             NET SALES ($)*              COMMISSION
                                                   RATE (%)
-------------------------------------------------------------------
       1                  ***                        ***

                          ***                        ***
-------------------------------------------------------------------
       2                  ***                        ***

                          ***                        ***
-------------------------------------------------------------------
       3                  ***                        ***

                          ***                        ***
-------------------------------------------------------------------

    4 and up              ***                        ***
-------------------------------------------------------------------


* Net Sales are in *** of dollars.

Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.

                                  SCHEDULE 3.02

                               MILESTONE PAYMENTS



       YEAR                        MILESTONE PAYMENT
--------------------------------------------------------------------------------
                    NET SALES ($)*             AMOUNT ($)
--------------------------------------------------------------------------------
        1           At Least ***               ***

                    At Least ***               ***
--------------------------------------------------------------------------------
        2           At Least ***               ***

                    At Least ***               ***
--------------------------------------------------------------------------------
    3 and up                                   ***
--------------------------------------------------------------------------------


* Net Sales are in *** of dollars.



Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.

   Omitted portions of this Exhibit are subject to a Request for Confidential
                          Treatment under Rule 24b-2.


                                  SCHEDULE 6.07

                    EXAMPLE OF CALCULATION OF TERMINATION FEE

                              HYPOTHETICAL EXAMPLE



                           ITEM                                                       AMOUNT
-----------------------------------------------------------------------------------------------------------------------
1.  Total Net Sales for *** Period Prior to Effective Date   ***
    of Termination
-----------------------------------------------------------------------------------------------------------------------
1.  Average Monthly Net Sales for *** Period Prior to        ***
    Effective Date of Termination
-----------------------------------------------------------------------------------------------------------------------
2.  Termination Amount = *** times Average Monthly Net       ***
    Sales
-----------------------------------------------------------------------------------------------------------------------
1.  Multiplier = ***                                         Effective Date of Termination = ***;

                                                             Effective Date of Agreement = ***;

                                                             ***
-----------------------------------------------------------------------------------------------------------------------
1.  Termination Fee = *** times the Termination Amount       ***
-----------------------------------------------------------------------------------------------------------------------



Text which has been omitted and filed separately under Rule 24b-2, pursuant to which Neoprobe Corporation has requested confidential treatment of this information, has been replaced by "***" in this Exhibit.